UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 13, 2002

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CRITICAL PATH, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California	000-25331	91-1788300

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

350 THE EMBARCADERO, SAN FRANCISCO, CALIFORNIA 94105
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(415) 541-2500

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events.

         On May 13, 2002, Critical Path, Inc., a California corporation and the Registrant herein, issued a press release announcing that David C. Hayden resigned as Executive Chairman, Director and Chairman of the Board of Directors of the Registrant.

Item 7. Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC

Date: May 24, 2002	/s/ Laureen DeBuono

Laureen DeBuono Executive Vice President and Chief Financial Officer